UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2009

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

On March 6, 2009, TradeStation Group, Inc. (the "Company") orally notified The Nasdaq Stock Market ("NASDAQ"), that, as a result of the retirement on March 6, 2009 of Stephen C. Richards, one of the Company's independent directors, the Company was no longer in compliance with NASDAQ Rule 4350(c), which requires that a majority of the Board of Directors be comprised of independent directors (the Company's Board of Directors is now comprised of 3 independent directors and 3 directors who do not qualify as independent, as defined by the Securities and Exchange Commission and NASDAQ listing standards). The Company received a deficiency letter from NASDAQ on March 11, 2009 acknowledging this non-compliance.

Under NASDAQ Rule 4350(c), the Company has 180 days to cure its non-compliance and the Company intends to cure this issue at or before the annual meeting of shareholders of the Company currently scheduled to be held on June 2, 2009 (the "Annual Meeting"). At a meeting held on March 9, 2009, the Board of Directors, based on the recommendations of the Nominating Committee of the Board of Directors, authorized a reduction, to be effective as of the date of the Annual Meeting, of the number of members comprising the Board of Directors from seven members to five members, selected the four remaining incumbent directors (Denise Dickins, Michael W. Fipps, Salomon Sredni and Charles F. Wright, all of whom (other than Salomon Sredni, the Company's Chief Executive Officer) qualify as independent, as defined by the Securities and Exchange Commission and NASDAQ listing standards) as four of the five nominees for election as directors at the Annual Meeting, and authorized the Nominating Committee to continue its efforts to identify and evaluate candidates to recommend to the Board to be the Board's fifth nominee for election as a director. The Company intends to propose all five Board nominees for director in the Company's Proxy Statement to be distributed in connection with the Annual Meeting.

In accordance with NASDAQ Rule 4803(a), on March 13, 2009, the Company issued a press release disclosing the receipt of the deficiency letter from NASDAQ. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)

Ex-99.1 Press release dated March 13, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

March 13, 2009	By:	/s/ David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 13, 2009